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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):    October 3, 1995
                                                      -----------------------

                               IMCO Recycling Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

           1-7170                                  75-2008280
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  (Commission File Number)              (IRS Employer Identification No.)


           5215 North O'Connor Blvd., Suite 940, Irving, Texas  75039
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           (Address of principal executive offices)        (Zip Code)


     Registrant's telephone number, including area code    (214) 869-6575
                                                        ---------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On October 3, 1995, IMCO Recycling Inc., a Delaware corporation (the
"Company"), acquired 100% of the issued and outstanding capital stock of Alumar Associates, Inc., an Illinois corporation ("Alumar"), pursuant to a merger (the "Merger") of Alumar with and into IMCO Recycling of Illinois Inc.
("Merger Sub"), an Illinois corporation and wholly-owned subsidiary of the Company, in accordance with the terms of the Agreement and Plan of Merger dated as of October 1, 1995 (the "Merger Agreement"), among the Company,
Merger Sub, Alumar and the holders of 100% of the issued and outstanding capital stock of Alumar (the "Shareholders").

     Alumar, through its wholly-owned subsidiary, Metal Mark, Inc., an Illinois corporation ("Metal Mark"), engages in the processing and recycling of scrap aluminum and drosses, primarily from the transportation industry, through its operating facility in Chicago Heights, Illinois. Metal Mark also operates aluminum recycling plants located in Pittsburg, Kansas and Sikeston, Missouri, and has a fifty-percent-owned facility in East Chicago, Indiana.
At the present time, the Company intends to continue operating the business and assets of Metal Mark and its subsidiaries in a similar manner as they were operated prior to the Merger.

     Upon the closing of the Merger, the 1,000 issued and outstanding shares of the common stock, par value $1.00 per share, of Alumar were canceled and converted into the right of each Shareholder to receive such Shareholder's respective share of $4,000,000 in cash and an aggregate of 208,213 shares of the common stock, par value $.10 per share, of the Company (the "Company
Common Stock"), as set forth in the Merger Agreement. Upon the closing of the Merger, such Company Common Stock had a market value of approximately
$4,500,000. The method of determining the amount of the consideration delivered in the transaction was arm's-length negotiations between representatives of Alumar and the Company.

     The shares of Company Common Stock were issued to the Shareholders in reliance upon the exemption from the registration requirements under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

     Pursuant to the terms of an Escrow Agreement entered into among the Shareholders, the Company and Texas Commerce Bank National Association,
46,269 of the 208,213 shares of Company Common Stock were placed into escrow for a term of two years to indemnify the Company against certain liabilities as set forth in the indemnification provisions of the Merger Agreement.

     In connection with the Merger, the Company granted registration rights to each of the Shareholders pursuant to a Registration Rights Agreement dated as of October 1, 1995 (the "Registration Rights Agreement"). The
Registration Rights Agreement grants "piggyback" registration rights, which allow the Shareholders to participate in underwritten public offerings initiated by the Company during the next two years, subject to certain limitations and conditions set forth therein. Under the terms of the Registration Rights Agreement, the ability of any Shareholder to exercise the rights granted thereunder is expressly subordinate in all respects and

                              Page 2 of 5 Pages

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subject to the rights granted by the Company pursuant to that certain Amended and Restated Registration Rights Agreement entered into between the Company and certain shareholders on September 30, 1988.

     In connection with the Merger, the Company also paid approximately
$8,245,000 in full payment and retirement of indebtedness of Metal Mark owed to Fremont Financial Corporation.

     In order to fund the repayment of such indebtedness of Metal Mark and to fund the cash portion of the purchase price, the Company used approximately
$6,400,000 of its cash on hand and, pursuant to a revolving credit facility between the Company and Texas Commerce Bank National Association ("TCB"), the
Company borrowed $4,300,000 from TCB (the "Revolving Loan").  The Revolving
Loan matures in May 1996, and the unpaid principal balance thereof bears interest at a fluctuating ninety-day LIBOR rate which is currently equal to 6.625%. In addition, the Company borrowed $5,000,000 under a forty-five day note (the "Note"), of which $1,500,000 was used by the Company in connection with the Merger. The unpaid principal balance of the Note bears interest at a fixed rate of 6.5%, and the unpaid principal balance of the Note, together with interest thereon, will be due and payable on November 11, 1995.

     The Company will account for its acquisition of Alumar as a purchase transaction for financial accounting purposes.

ITEM 5.  OTHER EVENTS.

     On September 29, 1995, the Company completed the purchase of a Bedford, Indiana recycling facility for approximately $8,500,000 million in cash. The
Company acquired the facility from Ravenswood Aluminum Corporation, a company headquartered in Ravenswood, West Virginia. The Bedford facility engages in the recycling of used aluminum beverage containers and supplies the recycled metal to producers of can sheet. The Company intends to continue operating the Bedford facility in a similar manner as it was operated prior to the acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired:

          AT THIS TIME IT IS IMPRACTICABLE TO PROVIDE THE REQUIRED CONSOLIDATED
     FINANCIAL STATEMENTS FOR ALUMAR ASSOCIATES, INC.; THEREFORE, THE REQUIRED
     FINANCIAL STATEMENTS WILL BE FILED WITH THE COMMISSION NO LATER THAN
     DECEMBER 15, 1995.

                              Page 3 of 5 Pages

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     (b)  Pro forma Financial Information:

          AT THIS TIME IT IS IMPRACTICABLE TO PROVIDE THE REQUIRED PROFORMA
     FINANCIAL INFORMATION REQUIRED PURSUANT TO ARTICLE 11 OF REGULATION S-X;
     THEREFORE, ALL REQUIRED PROFORMA FINANCIAL INFORMATION WILL BE FILED WITH
     THE COMMISSION NO LATER THAN DECEMBER 15, 1995.

     (c)  Exhibits:

     1.   Agreement and Plan of Merger, dated as of October 1, 1995, among IMCO
          Recycling Inc., IMCO Recycling of Illinois Inc., Alumar Associates,
          Inc. and the Shareholders.

     2.   Registration Rights Agreement, dated as of October 1, 1995, among IMCO
          Recycling Inc. and the Shareholders.

                              Page 4 of 5 Pages

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IMCO RECYCLING INC.



                              By: /s/ Robert R. Holian
                                  ------------------------------------------
                                  Robert R. Holian
                                  Vice President and Controller


Date:  October 17, 1995






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                              INDEX TO EXHIBITS

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

                                                                               SEQUENTIALLY
EXHIBIT                                                                          NUMBERED
NUMBER                                  EXHIBIT                                    PAGE
-------                                 -------                                ------------
  1.   Agreement and Plan of Merger, dated as of October 1, 1995, among IMCO
       Recycling Inc., IMCO Recycling of Illinois Inc., Alumar Associates,
       Inc. and the Shareholders.

  2.   Registration Rights Agreement, dated as of October 1, 1995, among IMCO
       Recycling Inc. and the Shareholders.
